Virtus AllianzGI Short Duration High Income Fund,

a series of Virtus Strategy Trust

Supplement dated March 24, 2021 to the

Statement of Additional Information (“SAI”) dated February 1, 2021, as supplemented

Important Notice to Investors

In the section “Dealer Concessions” under the sub-header “Class A Shares, Class C Shares, and Institutional Class Shares,” the first sentence under the table titled “Class A Shares” will be replaced with the following:

With respect to Class C Shares, the Distributor intends to pay investment dealers a sales commission of 1% of the sale price of Class C Shares sold by such dealers, except for AllianzGI Short Duration High Income Fund, for which the Distributor intends to pay investment dealers a sales commission of 0.75% of the sale price of Class C Shares sold by such dealers.

Investors should retain this supplement with the SAI for future reference.

VAT 8622B AllianzGI SDHI Class C Commission Correction (3/2021)